UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 11, 2014

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CLARENDON HOUSE

2 CHURCH STREET

HAMILTON, BERMUDA

(Address of principal executive offices)

ONE HELEN OF TROY PLAZA

EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On June 11, 2014, Helen of Troy Limited, a Bermuda company (the “Company”), and Helen of Troy, L.P., a Texas limited partnership (the “Borrower”), entered into that certain Fourth Amendment to Credit Agreement (the “Amendment”) with Bank of America, N.A., and the other lenders party thereto.  The Amendment amends the Credit Agreement, dated December 30, 2010, by and among the Company, the Borrower and Bank of America, N.A., JPMorgan Chase Bank, N.A. and the other lenders party thereto (as amended, the “Credit Agreement”).

The Amendment increases the unsecured revolving commitment of the Credit Agreement from $375 million to $570 million, subject to the terms and limitations described in the Credit Agreement.  The proceeds of any borrowing from the increased commitment is required to be used to (i) pay all of the cash consideration payable for the acquisition of the membership interests of Healthy Directions, LLC (the “Acquisition”), (ii) to refinance certain existing indebtedness of Healthy Directions, LLC or its subsidiaries and (iii) pay costs and expenses incurred in connection with the Acquisition.  The Amendment also amended the Credit Agreement to permit the Acquisition.  The Amendment further made the following modifications effective as of the borrowing under the Credit Agreement to pay the purchase price of the Acquisition:

•                                          The Amendment will modify the limitation on the Company’s ability to declare or pay cash dividends to shareholders or make stock repurchases.  Specifically, the Company may declare or pay cash dividends to shareholders or make stock repurchases if, after giving effect to the dividends or share repurchases, the Leverage Ratio (as defined in the Credit Agreement) is not greater than 2.75 to 1.00 at any time during any period of four fiscal quarters of the Company.

•                                          The Amendment will increase the Leverage Ratio such that the Company cannot permit the Leverage Ratio during any period of four fiscal quarters to be greater than 3.25 to 1.00.  The previous limit was 3.00 to 1.00.

The Amendment does not modify the terms of the Credit Agreement under which repayment may be accelerated or increased.

Amendment to Guaranty Agreement

On June 11, 2014, the Company and certain of the Company’s subsidiaries entered into that certain Second Amendment to Guaranty Agreement (the “Amended Guaranty”) in favor of Bank of America, N.A.  The Amended Guaranty amends the Guaranty Agreement (the “Guaranty”), dated March 1, 2013, made by the Company and certain of the Company’s subsidiaries in favor of Bank of America, N.A. and other lenders.

The Amended Guaranty amended the Guaranty to permit the Acquisition. The Amended Guaranty further made the following modifications effective as of the borrowing under the Credit Agreement to pay the purchase price of the Acquisition:

•                                          The Amended Guaranty will modify the limitation on the Company’s ability to declare or pay cash dividends to shareholders or make stock repurchases.  Specifically, the Company may declare or pay cash dividends to shareholders or make stock repurchases if, after giving effect to the dividends or share repurchases, the Leverage Ratio is not greater than 2.75 to 1.00 at any time during any period of four fiscal quarters of the Company.

•                                          The Amended Guaranty will increase the Leverage Ratio such that the Company cannot permit the Leverage Ratio during any period of four fiscal quarters to be greater than 3.25 to 1.00.  The previous limit was 3.00 to 1.00.

The foregoing description of the Amendment and the Amended Guaranty is not a complete description of all of the parties’ rights and obligations under such agreements and is qualified in its entirety by reference to the Amendment that is filed with this Current Report on Form 8-K as Exhibit 10.1, the Amended Guaranty that is filed with this Current Report on Form 8-K as Exhibit 10.2, the Credit Agreement that was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 6, 2011, the First Amendment to the Credit Agreement that was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on January 18, 2011, the Second Amendment to the Credit Agreement that was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2011, the Third Amendment to the Credit Agreement that was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 10, 2014, the Guaranty that was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 26, 2013, and the First Amendment to Guaranty Agreement that was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 10, 2014, each of which is incorporated by reference herein.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K under the heading “Amendment to Credit Agreement” is incorporated by reference into this Item 2.03.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
10.1

Fourth Amendment to Credit Agreement dated June 11, 2014, by and among Helen of Troy, L.P., a Texas limited partnership, Helen of Troy Limited, a Bermuda company, Bank of America, N.A., JPMorgan Chase Bank, N.A. and the other lenders party thereto.

10.2	Second Amendment to Guaranty Agreement, dated as of June 11, 2014, made by Helen of Troy Limited and certain of its subsidiaries in favor of Bank of America, N.A.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: June 17, 2014	/s/ Brian Grass
Brian Grass
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Fourth Amendment to Credit Agreement dated June 11, 2014, by and among Helen of Troy, L.P., a Texas limited partnership, Helen of Troy Limited, a Bermuda company, Bank of America, N.A., JPMorgan Chase Bank, N.A. and the other lenders party thereto.

10.2	Second Amendment to Guaranty Agreement, dated as of June 11, 2014, made by Helen of Troy Limited and certain of its subsidiaries in favor of Bank of America, N.A.